CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS



We hereby consent to the inclusion in this Form 8-K of our report dated October 24, 1994 relating to the consolidated financial statements of Attwoods plc for the year ended July 31, 1994.



Binder Hamlyn
Chartered Accountants
Registered Auditors


London, England
February 3, 1995